================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 13, 2003

                              TERRA INDUSTRIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Maryland                   1-8520               52-1145429
(State or other jurisdiction     (Commission File        (IRS Employer
      of incorporation)               Number)         Identification No.)

                                  Terra Centre
                        600 Fourth Street, P.O. Box 6000
                           Sioux City, Iowa 51102-6000
                                 (712) 277-1340
          (Address of Principal Executive Offices, including Zip Code)
              (Registrant's Telephone Number, Including Area Code)

================================================================================

ITEM 5.     OTHER EVENTS

            On May 13, 2003, the Registrant filed a Form 8-K Current Report dated May 13, 2003 to enable investors to compare the previous years' financial reporting to that including application of FASB Statement No. 145.

            This amendment is being furnished to include a full set of financials including the revised portions of the financial statements originally filed with the 8-K dated May 13, 2003.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

  (c) Exhibits.

      Exhibit Number Description

      23.1  Consent of Deloitte & Touche LLP
      99.1  Financial information described in Item 9 below.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             TERRA INDUSTRIES INC.

                                             /s/ Mark A. Kalafut
                                             -----------------------------------
                                             Mark A. Kalafut
                                             Vice President, General Counsel and
                                             Corporate Secretary

Date: June 5, 2003